Main BuyWrite Fund

a series of Northern Lights Fund Trust IV

Class A Shares – N/A*

Class C Shares – N/A*

Class I Shares – BUYWX

*Class A and Class C shares of the Fund are not currently available for sale.

SUMMARY PROSPECTUS

MARCH 30, 2021

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated March 30, 2021, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.mainmgtfunds.com. You can also obtain these documents at no cost by calling 1-855-907-3373 or by sending an email request to ordermainmanagementfund@UltimusFundSolutions.com. Shares of the Fund are listed and traded on NYSE Arca (the “Exchange”).

Investment Objective: The Fund seeks to provide total return, from current income and gains from long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in the “How to Purchase Shares” section of the Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a percentage of offering price)	None	None	None
Redemption Fee (as a % of amount redeemed on shares held less than 60 days)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.48%	0.48%	0.48%
Acquired Fund Fees and Expenses(1)	0.15%	0.15%	0.15%
Total Annual Fund Operating Expenses	1.88%	2.63%	1.63%
Fee Waiver and Reimbursement(2)	(0.28)%	(0.28)%	(0.28)%
Total Annual Fund Operating Expenses After Fee Waiver	1.60%	2.35%	1.35%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investment companies.
(2)	The Fund’s adviser, Main Management Fund Advisors, LLC (the “Adviser”), has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least March 31, 2031, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), or extraordinary expenses such as litigation (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser))) will not exceed 1.45%, 2.20% or 1.20% of the Fund’s average daily net assets attributable to Class A, Class C and Class I shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years (within the three years after the fees were waived or reimbursed), if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated only by the Trust’s Board of Trustees on 60 days’ written notice to the Adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1

	1 Year	3 Years	5 Years	10 Years
Class A	$630	$956	$1,304	$2,285
Class C	$238	$733	$1,255	$2,686
Class I	$137	$428	$739	$1,624

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended November 30, 2020, the Fund’s portfolio turnover rate was 95% of the average value of its portfolio.

Principal Investment Strategies: The Fund is designed to provide investors with sustained exposure to domestic and foreign equity markets over time by generally investing in exchange-traded funds (ETFs) and using the Adviser’s “BuyWrite” strategy. “BuyWrite” is an investment strategy of writing (selling) call options on a security owned by the Fund to generate additional returns from the option premium. The Fund also seeks returns by writing (selling) secured put options. A “put option” is an option contract that gives the owner the right to sell the underlying security at a specified price (the strike price) until its expiration at a fixed date in the future. The Fund seeks to achieve risk-adjusted returns through targeted allocations by analyzing interest and currency rates, inflation trends, economic growth forecasts, and other global and capital market fundamentals. The Fund’s option strategy may also have the benefit of reducing the volatility of the Fund’s portfolio in comparison to that of broad equity market indexes.

Equity Strategy

The Adviser believes that, over time, asset allocation is more determinative than individual security selection in limiting the variability inherent in equity security investing. Accordingly, the Adviser when investing in ETFs focuses its research primarily on asset allocation by carefully reviewing:

•	the sector (industries sharing common characteristics; e.g., Financials),
•	sub-sector (a more specialized, narrow category within a sector; e.g., Financials), and
•	capitalization (the measure of a company’s size as determined by its current share price multiplied by the number of shares of the company’s outstanding stock) in the Fund’s portfolio.

The Adviser seeks to create a diversified portfolio to avoid significant allocations to particular market segments.

Developing Strategic Targets. The Adviser determines the Fund’s target allocations by:

•	analyzing global macroeconomic and capital market fundamentals over a 12-18 month time horizon and
•	formulating strategic targets for allocations.

Identifying the Appropriate ETFs. After developing the strategic targets, the Adviser seeks to identify the most appropriate ETFs to implement strategic asset allocation and express sector views by evaluating various factors in the respective ETFs.

Option Strategy

The Fund will pursue its objective by employing an option strategy of writing (selling) covered call or index based options on an amount from 0% to 100% of the value of the ETF shares in the Fund’s portfolio. The Fund seeks to earn income and gains both from dividends paid on the ETFs owned by the Fund and cash premiums received from writing or “selling”:

•	covered call options or index based options on equity based ETFs held in the Fund’s portfolio and
•	cash secured put options against cash balances in the Fund.

The Fund will “cover” its obligations when it sells options or will earmark or segregate cash or liquid securities in accordance with applicable interpretations of the staff of the Securities and Exchange Commission (the “SEC”). The Fund may not sell “naked” put or call options, i.e., equity options representing more shares of an ETF than the Fund has cash on hand and available to purchase or index options greater than the value of the underlying security.

Stock index options are put options and call options on various stock indices. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. A stock index fluctuates with changes in the market value of the stocks included in the index. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right, but not the obligation, to buy from the writer of the option the security underlying the option at a specified exercise or “strike” price by or before the contract’s expiration. A put option on a security is a contract that gives the holder of the option, in return for a premium, the right to sell to the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to purchase the underlying security at the exercise price. The Adviser’s option strategy typically targets one-month options. Options of any exercise price or maturity may be utilized.

2

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and performance.

The following describes the risks the Fund bears directly or indirectly through investments in the underlying ETFs in its investment portfolio. As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

Allocation Risk. If the Fund’s strategy for allocating assets among different assets classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with the same or similar investment strategy.

Sector Risk. The Fund may have significant exposure to a limited number of issuers conducting business in the same sector or group of sectors and may invest a significant amount of the Fund’s assets in a small number of sectors. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector or a group of sectors, and the securities of companies in that sector or group of sectors could react similarly to these or other developments.

Exchange-Traded Funds Risk. The ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. This may result in a loss. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ ability to track their applicable indices. ETFs in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the ETF and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs may also trade at a discount or premium to their net asset value.

Foreign Investment Risk. Since the Fund’s investments may include foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies.

Management Risk. The portfolio managers’ judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests or sells short may prove to be incorrect and there is no guarantee that the portfolio managers’ judgment will produce the desired results.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

Options Risk. There are risks associated with the sale and purchase of call and put options. As a seller (writer) of a put option, the Fund will tend to lose money if the value of the reference index or security falls below the strike price. As the seller (writer) of a call option, the Fund may experience lower returns if the value of the reference index or security rises above the strike price.

Small and Medium Capitalization Stock Risk. The earnings and prospects of small and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Small and medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

Performance: The bar chart and performance table below show the variability of the Fund’s returns, which provides some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class I shares for each full calendar year since the Fund’s inception. Returns for Class A and Class C shares, which are not presented, will vary from the returns of Class I shares. The performance table compares the performance of the Fund’s Class I shares over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information will be available at no cost by visiting www.mainmgtfunds.com or by calling 1-855-907-3373.

3

Class I Shares Performance Bar Chart

Calendar Year Ended December 31

Best Quarter:	4th Quarter 2020	10.38%
Worst Quarter:	1st Quarter 2020	(18.91)%

The Fund’s Class I year-to-date return as of the most recent fiscal quarter, which ended February 28, 2021, was 0.35%.

Performance Table

Average Annualized Total Returns

(For periods ended December 31, 2020)

	One Year	Five Year	Since Inception of the Fund (12-29-15)
Class I Return before taxes	3.27%	3.62%	3.45%
Class I Return after taxes on distributions	3.17%	3.46%	3.29%
Class I Return after taxes on distributions and sale of Fund shares	2.00%	2.76%	2.63%
HFRl Equity Hedged Index(1) (reflects no deduction for fees, expenses or taxes)	17.76%	8.24%	8.24%
(1)	The HFRI Equity Hedge Fund Index returns are reported with a start date of 12/31/15.

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).

HFRI Equity Hedge Index - Equity Hedge (“EH”) managers are investment managers who maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. EH managers would typically maintain at least 50% exposure to, and may in some cases be entirely invested in, equities, both long and short. Index returns assume reinvestment of dividends. Investors may not invest in the indexes directly; unlike the Fund’s returns, the indexes do not reflect any fees or expenses. Source: Hedge Fund Research.

Portfolio Managers: Kim D. Arthur, Chief Executive Officer of the Adviser, James W. Concidine, Chief Risk Officer of the Adviser, and J. Richard Fredericks, Managing Director of the Adviser, have served the Fund as its portfolio managers since it commenced operations in 2015.

Purchase and Sale of Fund Shares: The minimum initial investment in the Fund for Class A shares is $2,500 for all account types. The minimum initial investment for Class C shares is $2,500 for all account types. The minimum initial investment for Class I shares is $100,000. There is no minimum subsequent investment for any share class or account type. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer. The Fund and the Adviser each reserve the right to waive any investment minimum requirements.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4